Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Experts” in the Prospectus, which is part of this Amendment No. 1 to Registration Statement No. 333-127898 of Appalachian Bancshares, Inc. on Form S-2.

/s/ Mauldin & Jenkins Certified Public Accountants, LLC

Atlanta, Georgia
September 22, 2005